Exhibit 99.1

Company P r e s e n t a t i o n S U M M E R 2 0 2 4

F o r w a r d L oo ki n g S t a t e m e n t s This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words “we”, “us” and “our” may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein. 2 © 202 4 A m e s ite I n c . A l l R i g h ts R e s e r v e d .

Meet Amesite

We deliver AI-powered online learning systems for colleges and universities, under a new, **no-risk, no setup fee deal,** enabling **professional development programs to scale at low cost.**

We deliver **AI-powered apps** to markets of professionals who can **utilize AI to improve their job performance and reduce stress.**

Higher Ed Uses Our Learning Community Environments® (LCEs) – Sell Regionally


State University
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Welcome to Active Shooter Preparedness
RUN
HIDE
FIGHT
Welcome to Implicit Bias!
Welcome to AI for Managers!
AI

GLOBAL ONLINE LEARNING MARKET WILL REACH ~$850B BY 2030.

Nurses Use NurseMagic™ to Improve Performance and Earn CE Credits


NURSEMAGIC™
Smart Tools. Happy Nurses.
GET THE APP FOR FREE
POWERFUL AI TOOLS
FREE CE CREDITS
MICHIGAN MEDICINE
FREE. Powerful Tools. Continuing Education.
The new way nurses stay ahead.
Visit nursemagic.ai for more information.
NurseMagic™
How Nurses Can Use AI to Enhance Their Roles, Not Replace Them
NurseMagic™
How to Utilize Technology to Improve Nursing Efficiency

2023 GLOBAL AI MARKET SIZE: ~$208B.
2030 GLOBAL AI MARKET SIZE : nearly $2T.

© 2024 Amesite Inc. All Rights Reserved.
3

Simple Deal.
Sustainable Systems.
Enormous Markets.

Amesite's Disruptive Tech Delivers the Best Deal in EdTech for Higher Ed.

- No Setup Fee
- White Labeled
- 100% Flexibility in Content Delivery
- No-Risk, 5y Contracts
- AI-Powered Coding and Features that Drive Retention


amesite
Global Learning Program Guide
AI-powered engagement.
Globally launchable programs.
DISCLAIMER

#1 **Highest Learner Retention in the Industry**

#1 **Ranked #1** among competitors (2U, PowerSchool and Coursera) in third-party evaluation

© 2024 Amesite Inc. All Rights Reserved.
4

Amesite Scales Online Learning for Colleges

Powered by AI.
Out-of-the-box scalability.

1 Onboard

- Quick, seamless setup
- 100% of training provided
- Integrates to customer website


Your Brand
Your Offerings
Home
Dashboard
Courses
Analytics
Help
Log Out
Branded systems delivered with out-of-the-box content available

2 Launch

- Users can self-enroll or be enrolled administratively
- Login via SSO is supported


Your Brand
Your Offerings
Home
Dashboard
Courses
Analytics
Help
Log Out
User onboarding is a breeze with simple, social-style interfaces

3 Manage

- Instant, unlimited, customized reporting
- 100% user training & progress reviews


Your Brand
Your Dashboard
Your Analytics
Home
Dashboard
Courses
Help
Log Out
Download custom reports anytime!

© 2024 Amesite Inc. All Rights Reserved.
5

Performance and Customer Accolades


Amesite Retention Rates
96-98%
Industry Average Retention Rate
68-73%

"**Partnering with Amesite enables us to expand our educational capabilities** and reach. This collaboration aligns with our goal to meet and adapt to the changing educational and workforce training requirements in our community."

Dr. Patricia Sims
President of Drake State

Partnering with Amesite allows us **to grow our educational capabilities and reach**. This collaboration will help us **drive economic impact through partnerships with our community**."

Dave Lantz
Manager, Corporate & Community Services at Joliet Junior College

Vol State has **partnered with Amesite to lead our communities in the adoption and utilization of AI**. Delivering AI and technical programs enables us to **support learners from local high school districts to local industries** as they seek to improve job performance.

Nicholas Bishop,
Vice President for Economic Development & Regional Centers at Volunteer State Community College

© 2024 Amesite Inc. All Rights Reserved.
6

7 A m e s i te Brings A I - P o w e r e d Too l s a n d C E c r ed i t s to N u r s e s Po w e r e d b y A I . Ou t - of - th e - b ox s c a l a b i li t y . © 202 4 A m e s ite I n c . A l l R i g h ts R e s e r v e d . Get key info on prescription and non - prescription drugs from the FDA’s database . Enter patient characteristics and symptoms for diagnostic insights. Translate medial jargon instantly for simplified explanations. Explain medical practices to patients for enhanced patient care . Get answers to your questions and inquiries. Communicate with compassion and professionalism .

How Amesite Generates Revenue with Our Platform and App

Amesite leverages regional and community colleges to market and sell professional programs.

Deliver Learning Community Environments® (LCEs). Colleges Sell Regionally.

YEAR THREE

Users: 1000 / mo
College Revenue: $720k
AMST Revenue: $360k

YEAR TWO

Users: 250 / mo
College Revenue: $180k
AMST Revenue: $90k

YEAR ONE

Users: -
College Revenue: -
AMST Revenue: -

B2C Users Purchase on a Freemium Model.

APR 24 2024 — NurseMagic™ Beta Launched

MAR 6 2024 — Active Shooter Preparedness App with Chris Grollnek Announced

MAR 4 2024 — Amesite Announced its Partnership with PACE to Provide CE Credits

JUN 28 2023 — V6.3 Platform, Utilizing AI-First Infrastructure Launched

Subscription is FREE to build usership and improve product.
Subscription will convert to paid for popular functionality.

Simple, repeatable deals. Enterprise targets are workforce development & professional learning divisions at regional colleges and universities. Apps target professionals who need CE credits and powerful AI tools.

© 2024 Amesite Inc. All Rights Reserved.
8

How Amesite Manages Infrastructure to Generate Revenue B2B and B2C

Amesite leverages regional and community colleges to market and sell professional programs.


STACK
2020-Present: Colleges and Universities
APPS
2024:
B2C Applications
Amesite Cloud
College and University (LCEs)
Amesite Web App
HIGHER ED #1 API
HIGHER ED #2 API
HIGHER ED #3... API
Database
Amesite B2C Apps
NurseMagic™
Safety & Security App

© 2024 Amesite Inc. All Rights Reserved.
9

Amesite's Tech: Ahead of the Pack

APR 24 2024
LAUNCH: NURSEMAGIC™

FEB 13 2024
Article Automation Feature for Continuous Updates Launched

JAN 17 2024
TX-RAMP Provisional Certification Status Obtained

JUL 25 2023
Integration Capability with LMS Platforms Launched

JUN 28 2023
V6.3 Platform, Utilizing AI-First Infrastructure Launched

APR 18 2023
AI Generated Content with AI Narration Capabilities Released

APR 03 2023
V6 Platform, with GPT-4 Functionality Launched

MAR 15 2023
FERPA and COPPA Compliance Obtained

FEB 14 2023
1st EdTech platform to integrate with GPT-3

amesite

Microsoft Highlighted Amesite's Tech on Their Website

"By empowering Amesite and putting their platform on Microsoft Azure, **we can ...get these solutions out to people who need upskilling courses.**"

Tamer Erzurumlu
Director of Partner Strategy Education,, Microsoft



Amesite scales e-learning, reduces costs on Azure, backed by Azure Database for PostgreSQL
Technical Story
amesite

Amesite Compliance & Security: Best in Class

>100
Compliance Certifications (Azure)

95%
Fortune 500 Choose Azure

100%
Amesite Web Accessibility Score

Sources
https://azure.microsoft.com/en-us/pricing/azure-vs-aws
https://news.microsoft.com/stories/cloud-security/

© 2024 Amesite Inc. All Rights Reserved.
10

Amesite Is Positioned for Growth

Multitenant cloud infrastructure efficiently supports both B2B and B2C applications.

Amesite Cloud: Supports Multiple Products Powered by AI

Amesite B2B Learning Community Environments (LCEs)



Target: Colleges & Universities

Amesite B2C Apps



Target: Direct to professionals

HIGHER ED PRODUCTS

Delivering Professional Learning through Partner Brands

BENEDICT COLLEGE

DRAKE STATE COMMUNITY & TECHNICAL COLLEGE

JOLIET JUNIOR COLLEGE 1901

WEST VIRGINIA NORTHERN COMMUNITY COLLEGE

VOL STATE

INTRODUCING AI APPS (2024)

Aim: Deliver AI Capability and Continuing Ed to Millions of Users

5.2M

Active RNs in the United States

https://www.journalofnursingregulation.com/article/S2155-8256(23)00047-9/fulltext

© 2024 Amesite Inc. All Rights Reserved.

11

Award Winning Culture. Scalable Infrastructure.

- **Talent Strategy:** Arm with AI tools.
- **Scale-Ready Infrastructure:** Use best practices in DevOps.
- **17 Workplace Excellence Awards.** 7 National.

THE NATION'S BEST AND BRIGHTEST IN WELLNESS WINNER 2022

BEST AND BRIGHTEST COMPANIES TO WORK FOR IN THE NATION WINNER 2022

BEST AND BRIGHTEST COMPANIES TO WORK FOR IN THE NATION WINNER 2021

METROPOLITAN DETROIT'S BEST AND BRIGHTEST COMPANIES TO WORK FOR WINNER 2021

BEST AND BRIGHTEST IN WELLNESS WINNER 2022

BEST AND BRIGHTEST IN WELLNESS WINNER 2021

BIG INNOVATION 2020

THE NATION'S BEST AND BRIGHTEST IN WELLNESS WINNER 2021

METROPOLITAN DETROIT'S BEST AND BRIGHTEST COMPANIES TO WORK FOR WINNER 2020

THE NATION'S BEST AND BRIGHTEST IN WELLNESS WINNER 2020

BEST AND BRIGHTEST COMPANIES TO WORK FOR IN THE NATION WINNER 2020

amesite

REPEATABLE B2B SALE: Gaining Traction

Amesite TCV:

$2.4M

Sales Targets:

~2k Colleges

https://www.statista.com/outlook/dmo/eservices/online-education/professional-certificates/worldwide

NEW B2C PRODUCTS: Same Infrastructure

US App Market

$45B in 2023

https://www.businessofapps.com/data/us-app-market/

TARGETING B2C ACQUISITIONS: AI Apps across Markets

Number of AI Companies Globally

67k

https://explodingtopics.com/blog/number-ai-companies#number

© 2024 Amesite Inc. All Rights Reserved.

12

Financial Position

10-Q February 14, 2024

$3.7M
Cash On Hand

$0
Debt

12
Months of burn on hand, assuming no new revenue (conservative).

$297k*
Average Monthly Burn Projection over 12 months

$2.4M
Total Contract Value Since Inception

Building Revenue:

- B2B Platform Build Is Complete and Scalable
- **5 New Deals Announced across the US since offering no set-up fee**
- Investments in B2C Tools Planned
- Good Liquidity
- No Debt

** Does not include fundraising or commissions on fundraising*

© 2024 Amesite Inc. All Rights Reserved.
13

Leadership & Board

FINANCE

TECH & IP

PEOPLE & GROWTH



Dr. Ann Marie Sastry

Founder, Chair & CEO

- Former CEO and co-Founder of Sakti3 (acquired by Dyson in 2015 for $90M)
- Recognized by President Obama at the White House in 2015 for her technology entrepreneurship
- Featured in *WSJ*, *Fortune*, *Forbes*, *The Economist*, *USA Today*, *The New York Times*; cover of *Inc.*
- Arthur F. Thurnau Professor (UM's highest teaching honor) at the University of Michigan, 17 years
- >100 publications and 100 patents and filings. >100 invited lectures and seminars globally (NIH, NSF, NAE, MIT, Stanford, UC Berkeley, Oxford, Cambridge, etc.)
- Boards of the International Council on Clean Transportation (ICCT), Alpha House Family Homeless Shelter, Laidlaw & Company
- PhD and MS degrees from Cornell University, BS from the University of Delaware, Mech Engineering



Anthony Barkett, J.D.



Barbie Brewer



J. Michael Losh



Gilbert S. Omenn, MD, Ph.D.



Richard Ogawa, J.D.



George Parmer

amesite

© 2024 Amesite Inc. All Rights Reserved.

14

Cost Reductions Enabled by Best-in-Class Infrastructure

Focus is on profitability – by executing efficiently.

V5 & V6 Rollouts Streamlined Infrastructure, Enabled Leaner Team, Agile Launches



Annual Operating Expenses
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
$9,750,000
$5,070,000
$4,100,000
48%
19%
FY2022
FY2023
FY2024

Additional G&A Reductions*:

- Reduction in tech & content costs in FY24 (↓27%)
- Reduction in marketing cost in FY24 (↓24%)
- Reduction in insurance costs (similar coverage) in FY24 (↓28%)

*periods for calculation of reductions vary by category

© 2024 Amesite Inc. All Rights Reserved.

15

Investment Landscape: Amesite Is in Key Growth Areas

AI: EATING SOFTWARE

Amesite uniquely is AI-First.

AI powered growth is expected to be meteoric.

AI GROWTH

$126B by 2025

https://www.statista.com/statistics/607716/worldwide-artificial-intelligence-market-revenues/#:~:text=The%20global%20artificial%20intelligence%20(AI,process%20automation%2C%20and%20machine%20learning.

ONLINE : HERE TO STAY

Deployment of AI tools is inevitable.

Markets will grow as AI.

ONLINE EDUCATION GROWTH

$319B by 2025

https://www.researchandmarkets.com/reports/4986759/global-online-education-market-forecasts-from

PLATFORMS: THE FUTURE OF WORK

AI essential for cost control and performance.

AI powered companies will beat incumbents.

SAAS FOR BUSINESS GROWTH

$623B by 2023

https://www.prnewswire.com/news-releases/software-as-a-service-saas-market-could-exceed-600-billion-by-2023-301102655.html#:~:text=According%20to%20Finances%20Online%3A%20%22The,%20hold%20of%20such%20systems

© 2024 Amesite Inc. All Rights Reserved.
16

Why Investors Should Care

Amesite (Nasdaq: AMST) has built a high-tech solution that has been relentlessly innovated that allows partners to start generating revenue with professional learning programs instantaneously.

Investment Highlights

- Unique Business Model for Education
- 6 New Deals Announced in Higher Ed Since Business Pivot to No Setup Fee Deal
- Proven AI-Powered Product That Meets Enormous Market Need with Industry-Leading 96-98% Student Retention
- Targeting High Margins with Lean Operations – 50% reduction in SG&A in last FY
- Scalable Customer Contracts & Revenue Growth
- **New Products in B2C**
- No Corporate Debt
- Featured In Fox Business News, Yahoo Finance, CNBC, Bloomberg, Forbes, Business Insider, and other publications


ON-LINE LEARNING
SKILL-SUPPORTING SOFTWARE
CNBC Squawk Box


CNBC Squawk Box


Mornings with Maria


FOX 2 Detroit


Newsy Tonight

© 2024 Amesite Inc. All Rights Reserved.
17

THANK YOU. FO L L O W O U R P R O G R E S S FO R R E SO U R C E S FO R I N V E S T M E N T 18 © 202 4 A m e s ite I n c . A l l R i g h ts R e s e r v e d .